Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-17604

                     THE TREASURER'S FUND, INC. (THE "FUND")


                                  U.S. TREASURY
                                 DOMESTIC PRIME
                                   TAX EXEMPT

                     SUPPLEMENT DATED AUGUST 24, 2005 TO THE
              GABELLI CASH MANAGEMENT CLASS AND MONEY MARKET CLASS
                    PROSPECTUSES EACH DATED FEBRUARY 25, 2005


Effective immediately, the Fund is no longer accepting purchases of shares with respect to either the Gabelli Cash Management Class or Money Market Class of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, or the Tax Exempt Money Market Portfolio (each a "Portfolio," collectively the "Portfolios").

The Portfolios are small and the Fund's Board of Directors and the Fund's investment adviser, Gabelli Fixed Income LLC (the "Advisor"), expect that the Portfolios will experience redemptions. As a result, the Board of Directors anticipates that it will consider action to liquidate each of the Portfolios in the near future and investors are urged to consider other investment alternatives.

Investors may consider whether to exchange their shares in the Portfolios for shares of other funds managed by affiliates of the Advisor, including Gabelli U.S. Treasury Money Market Fund ("GUSTO"), a money market fund. For more information about GUSTO or about any other Gabelli Fund, including a prospectus, please call 1-800 GABELLI (422-3554), or visit www.gabelli.com. Alternatively, investors may redeem their shares of the Portfolios at their net asset value of $1.00 per share. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Portfolios.